Commitments and Contingencies	12 Months Ended
Dec. 31, 2023
Commitments and Contingencies Disclosure [Abstract]
Commitments and Contingencies
14.          Commitments and Contingencies
a.Letter of credit facilities
At December 31, 2023, the Group had the following letter of credit facilities:

	December 31, 2023			December 31, 2022
Bank	Commitment	In Use	Date of Expiry	Commitment	In Use	Date of Expiry
Lloyds Bank plc(2)
Unsecured (1)	$25.0	$20.6	September 20, 2024	$25.0	$24.3	September 20, 2023
Secured (1)	100.0	38.2	September 20, 2024	175.0	76.9	September 20, 2023
Ancillary own funds(3)	75.0	75.0	March 13, 2027	50.0	50.0	December 9, 2025
Total Lloyds Bank Plc	200.0	133.8		250.0	151.2
Citibank N.A. London branch(1)(2)
Secured	70.0	52.3	December 31, 2024	100.0	100.1	December 31, 2023
Total Citibank N.A. London branch	70.0	52.3		100.0	100.1
Barclays Bank plc(1)(2)
Unsecured	60.0	53.3	September 13, 2024	60.0	51.4	September 15, 2023
Secured	80.0	31.0	September 13, 2024	160.0	36.8	September 15, 2023
Total Barclays Bank plc	140.0	84.3		220.0	88.2
Bank of Montreal(1)(2)
Unsecured	40.0	36.1	September 17, 2024	100.0	70.8	September 17, 2023
Secured	100.0	32.1	September 17, 2024	100.0	6.6	September 17, 2023
Total Bank of Montreal	140.0	68.2		200.0	77.4
Total letters of credit facilities	$550.0	$338.6		$770.0	$416.9
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(1)Letters of credit can be issued under the Standby Letter of Credit Facility for the purposes of supporting insurance and reinsurance obligations.
(2)The Facility agreements allow for additional capacity in the form of accordions and uncommitted amounts. The maximum additional capacity at the lenders as of December 31, 2023 was; Lloyds Bank plc $50.0 million; Citibank N.A. London Branch $200.0 million; Barclays Bank plc $80.0 million; and Bank of Montreal $60.0 million. As of December 31, 2022, all available accordions had been triggered and are included in the committed amounts shown.
(3)The Standby Letter of Credit Facility Agreement was amended and restated on March 14, 2023, increasing the size of the facility to $75.0 million for a four year period. The new letter of credit entirely replaced the $50.0 million letter of credit issued under the previously facility, and the purpose is to provide regulated capital in respect to Ancillary Own Funds.
The following table shows the collateral underlying the secured letter of credit facilities:

Bank	December 31, 2023	December 31, 2022
Lloyds Bank plc	$44.2	$92.4
Citibank N.A. London branch	55.2	104.4
Barclays Bank plc	37.7	45.7
Bank of Montreal	35.9	10.8
Total	$173.0	$253.3
The Group's letter of credit facilities are generally bilateral agreements with a one or two year term. The letters of credit issued under the secured letter of credit facilities are fully collateralized. The Group also entered into a Standby Letter of Credit Facility Agreement with Lloyds to provide regulated capital in respect of Ancillary Own Funds (“AOF”). All above facilities are subject to various affirmative, negative and financial covenants that the Group considers to be customary for such borrowings including certain minimum net worth and maximum debt to capitalization standards.
b.Legal proceeding
From time to time in the normal course of business, the Group may be involved in formal and informal dispute resolution procedures, which may include arbitration or litigation, the outcomes of which determine the rights and obligations of the Group under the Group’s (re)insurance contracts, and other contractual agreements, or other matters as the case may be. In some disputes, the Group may seek to enforce its rights under an agreement or to collect funds owing to it. In other matters, the Group may resist attempts by others to collect funds or enforce alleged rights. While the final outcome of legal disputes that may arise cannot be predicted with certainty, the Group does not believe that the eventual outcome of any specific litigation, arbitration or alternative dispute resolution proceedings to which the Group is currently a party will have a material adverse effect on the financial condition of the Group’s business as a whole after consideration of any applicable reserves.
c.Concentration of credit risk
Credit risk arises out of the failure of a counterparty to perform according to the terms of the contract. The Group underwrites a significant portion of its (re)insurance business through brokers and as a result credit risk exists should any of these brokers be unable to fulfil their contractual obligations with respect to the payments of premium or failure to pass on claims, if there is risk transfer, to the Group.
The Group has policies and standards in place to manage and monitor the credit risk of intermediaries with a focus on day-to-day monitoring of the largest positions. Note 11 (Reinsurance and Retrocessional Reinsurance) describes the credit risk related to the Group’s reinsurance recoverables.
The following table sets forth the Group’s premiums written by source that individually contributed more than 10% of total gross premiums written for the years ended December 31, 2023, 2022 and 2021:

	2023	2022	2021
Marsh & McLennan Companies Inc	18%	20%	24%
Aon plc	13%	15%	22%
No other broker or other (re)insurance intermediary individually accounted for more than 10% of GPW in respect of the fiscal years 2023, 2022 and 2021.
d. Lease commitments
The Group’s leases primarily consist of operating leases for its offices in the U.K., Bermuda and in the Republic of Ireland. During 2023, the Group entered into new leases in the U.K. and in Bermuda.
Total expected lease payments are based on the lease payments specified in the contract and the stated term, including any options to extend or terminate.
The Group’s operating leases have remaining lease terms of up to 7.7 years, some of which include options to extend the lease term. The Group considers these options when determining the lease term and measuring its lease liability and right-of-use asset. In addition, the Group’s lease agreements do not contain any material residual value guarantees or material restrictive covenants. Short-term operating leases with an initial term of twelve months or less were excluded from the Group’s Consolidated Balance Sheet and represent an inconsequential amount of operating lease expense. These were entered into for the use of various office fixtures such as photocopiers and other IT equipment.
As most leases do not provide an implicit rate, the Group uses its incremental borrowing rate based on the information available at the lease commencement date in determining the present value of lease payments.
During the year ended December 31, 2023, the Group recognized operating lease expense of $1.5 million (2022: $4.3 million, 2021: $2.7 million). The cash outflows resulting from the operating leases amounted to $0.9 million (2022: $2.6 million, 2021: $1.8 million).
The following table presents the Group’s operating lease right-of-use assets and lease liabilities:

	December 31, 2023	December 31, 2022
Operating lease right-of-use assets (1)	$7.3	$26.8
Operating lease liabilities (2)	$8.0	$28.5

Weighted-average remaining lease term (years)	6.6	9.1
Weight-average discount rate	10.9%	7.8%
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(1)Operating lease right-of-use assets are included in other assets
(2)Operating lease liabilities are included in other liabilities
Future minimum lease commitments at December 31, 2023 under these leases are expected to be as follows:

Future Payments
2024	$0.7
2025	2.1
2026	1.9
2027	1.8
2028	1.6
2029 and thereafter	3.5
Total future annual minimum lease payments	11.6
Less: present value discount	(3.6)
Total lease liability at December 31, 2023	$8.0
e. Intragroup guarantees
The Group has unconditionally and irrevocably guaranteed all of the financial obligations of FUL and FIID. The Group has guaranteed FIHL (UK) Services’ lease obligations.